SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(A)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[X]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     240.14a-11(c) or 240.14a-12

                     WESTERN ASSET/CLAYMORE INFLATION-LINKED
                           OPPORTUNITIES & INCOME FUND
                     ---------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:

       WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND


Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 11, 2009.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund



       WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND
                                  COMMON SHARES
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON MAY 11, 2009

                  SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     AS AN ALTERNATIVE TO COMPLETING THIS FORM, YOU MAY ENTER YOUR VOTE INSTRUCTION BY TELEPHONE AT 1-800-PROXIES, AND FOLLOW THE SIMPLE INSTRUCTIONS. USE THE COMPANY NUMBER AND ACCOUNT NUMBER SHOWN ON YOUR PROXY CARD.

          The undersigned, revoking all prior proxies, hereby appoints R. Jay Gerken, Melissa J. Nguyen and Kevin M. Robinson, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, a Massachusetts business trust (the "Fund"), to be held at 2455 Corporate West Drive, Lisle, Illinois, on May 11, 2009, at 2:30 p.m., Central time, and at any adjournment(s) or postponement(s) thereof, and thereat to vote as indicated all common shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                                                                        14475

                       ANNUAL MEETING OF SHAREHOLDERS OF

                             WESTERN ASSET/CLAYMORE
                  INFLATION-LINKED OPPORTUNITIES & INCOME FUND

                                  May 11, 2009

                           PROXY VOTING INSTRUCTIONS

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote by phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
---------------     ----------------

ACCOUNT NUMBER
--------------      ----------------



NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at https://materials.proxyvote.com/Approved/95766R/20090407/NPS_37992.PDF

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

10000000000000000000  9                                       051109
--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE     [x]

1. ELECTION OF CLASS II TRUSTEE:

                     NOMINEE:

[ ] FOR THE NOMINEE          Ronald A. Nyberg          Class II Trustee

[ ] WITHHOLD AUTHORITY
    FOR THE NOMINEE

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE IN PROPOSAL 1.

To change the address on your account, please check the box at
right and indicate your new address in the address space above.         [ ]
Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder                          Date:
                         ----------------------        ------------------
Signature of Shareholder                          Date:
                         ----------------------        ------------------


NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

       WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND


Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 11, 2009.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund



       WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND
                                  COMMON SHARES
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON MAY 11, 2009

                  SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     AS AN ALTERNATIVE TO COMPLETING THIS FORM, YOU MAY ENTER YOUR VOTE INSTRUCTION BY TELEPHONE AT 1-800-PROXIES, AND FOLLOW THE SIMPLE INSTRUCTIONS. USE THE COMPANY NUMBER AND ACCOUNT NUMBER SHOWN ON YOUR PROXY CARD.

          The undersigned, revoking all prior proxies, hereby appoints R. Jay Gerken, Melissa J. Nguyen and Kevin M. Robinson, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, a Massachusetts business trust (the "Fund"), to be held at 2455 Corporate West Drive, Lisle, Illinois, on May 11, 2009, at 2:30 p.m., Central time, and at any adjournment(s) or postponement(s) thereof, and thereat to vote as indicated all common shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                             WESTERN ASSET/CLAYMORE
                  INFLATION-LINKED OPPORTUNITIES & INCOME FUND

                                  May 11, 2009


               NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
               --------------------------------------------------
              The Notice of Meeting, proxy statement and proxy card
                                are available at
     https://materials.proxyvote.com/Approved/95766R/20090407/NPS_37992.PDF

                           Please sign, date and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.



10000000000000000000          9                                  051109


--------------------------------------------------------------------------------

   THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
                 YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/
--------------------------------------------------------------------------------

1. ELECTION OF CLASS II TRUSTEE:

                     NOMINEE:

[ ] FOR THE NOMINEE          Ronald A. Nyberg          Class II Trustee

[ ] WITHHOLD AUTHORITY
    FOR THE NOMINEE
--------------------------------------------------------------------------------


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE IN PROPOSAL 1.
--------------------------------------------------------------------------------
To change the address on your account, please check the box at
right and indicate your new address in the address space above.         [ ]
Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------


Signature of Shareholder                          Date:
                         ----------------------        ------------------
Signature of Shareholder                          Date:
                         ----------------------        ------------------


NOTE:     Please sign exactly as your name or names appear on this Proxy.
          When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.